[E.V. LOGO]                             INVESTING
EATON VANCE-Registered Trademark-       FOR THE
------------                            21ST
MUTUAL FUNDS                            CENTURY-Registered Trademark-


                                        [GRAPHIC REPRESENTATION OF MONEY]


            ANNUAL REPORT OCTOBER 31, 2000

[GRAPHIC REPRESENTATION OF MAN ON HORSE]


                                   EATON VANCE
                                      HIGH
                                     INCOME
                                      FUND


[GRAPHIC REPRESENTATION OF BUILDINGS]

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2000

LETTER TO SHAREHOLDERS

[PHOTO]

JAMES B. HAWKES
PRESIDENT

Eaton Vance High Income Fund, Class B shares, had a total return of -9.70% for the seven-month period ended October 31, 2000.(1) That return was the result of a decrease in net asset value per share (NAV) to $6.18 on October 31, 2000 from $7.27 on March 31, 2000, and the reinvestment of $0.418 in dividends.

Class C shares had a total return of -9.70% for the seven-month period, the result of a decrease in NAV to $8.13 from $9.56, and the reinvestment of $0.542 in dividends.(1)

Based on closing NAVs on October 31, 2000 of $6.18 for Class B shares and $8.13 for Class C shares, the distribution rates were 11.81% and 11.75%, respectively.(2) The SEC 30-day yields at October 31, 2000 were 12.28% and 12.27%, respectively.(3)

AMID SOME UNCERTAINTIES, HIGH-YIELD INVESTORS HAVE FACED A DIFFICULT ENVIRONMENT IN 2000...

High-yield bond investors faced many uncertainties in 2000, including rising oil prices, declines in technology company profits, difficulties in the telecom sector and increasing stock market volatility. These factors created a challenging climate and contributed to reduced market liquidity. The economy showed further signs of slowing, as third quarter gross domestic product grew just 2.2%, the slowest quarterly growth rate in more than a year. In addition, orders for durable goods declined, combined with a slight rise in unemployment and signs of a contraction in durable goods manufacturing activity. Stung by the spike in energy costs and by prolonged decline in the stock market, consumers have become less active at the retail level.

Meanwhile, despite continued high energy prices, inflation remained in check. Consistent with the signs of a slowdown, 10-year Treasury bond yields fell to 5.47% at October 31 from 6.41% at the end of February.


WE BELIEVE THAT THIS YEAR'S MARKET WEAKNESS COULD REPRESENT A BUYING OPPORTUNITY FOR HIGH-YIELD INVESTORS...

We believe that market corrections are healthy, ironing out excesses and adjusting valuations. We feel that high-yield bonds will continue to be a major financing component for industry, and the Fund will continue to pursue promising opportunities in this sector. In the pages that follow, co-portfolio managers Michael Weilheimer and Thomas Huggins review the past year in the high-yield markets and offer their outlook for the coming year.

                                     Sincerely,


                                     /s/ James B. Hawkes

                                     James B. Hawkes
                                     President
                                     December 7, 2000

--------------------------------------------------------------------------------
FUND INFORMATION
AS OF OCTOBER 31, 2000

PERFORMANCE(4)                                    CLASS B    CLASS C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                           -4.89%    -4.98%
Five Years                                          6.79      6.72
Ten Years                                          10.76      N.A.
Life of Fund+                                       7.90      6.54


SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                           -9.19%    -5.84%
Five Years                                          6.51      6.72
Ten Years                                          10.76      N.A.
Life of Fund+                                       7.90      6.54

+Inception dates: Class B: 8/19/86; Class C: 6/8/94

TEN LARGEST HOLDINGS(5)
--------------------------------------------------------------------------------
NTL Communications Corp.         2.6%
Exodus Communications, Inc.      2.1
Telewest Communications PLC      2.1
Spectrasite Holdings, Inc.       2.0
MGM Mirage, Inc.                 1.7
Versatel Telecom B.V.            1.4
Hollywood Casino Corp.           1.4
Carrier1 International, Inc.     1.3
Chesapeake Energy Corp.          1.3
Nextlink Communications, Inc.    1.2

(1) These returns do not include the applicable contingent deferred sales charge
(CDSC) for Class B or C shares. (2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (3) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5%
- 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class C 1-year SEC return reflects 1% CDSC. (5) Ten largest holdings account for 17.1% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the Portfolio. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2000

MANAGEMENT DISCUSSION

[PHOTO]
MICHAEL W. WEILHEIMER
CO-PORTFOLIO MANAGER

[PHOTO]
THOMAS HUGGINS
CO-PORTFOLIO MANAGER

AN INTERVIEW WITH MICHAEL W. WEILHEIMER AND THOMAS HUGGINS, CO-PORTFOLIO MANAGERS OF HIGH INCOME PORTFOLIO.

Q: MIKE, THIS WAS A DIFFICULT PERIOD FOR THE HIGH-YIELD MARKET AND FOR THE FUND. HOW WOULD YOU EVALUATE RECENT MARKET TRENDS?

A: MR. WEILHEIMER: In the first half of the fiscal year, the Fund was helped by an overweighting in telecom bonds, which has historically been a defensive sector. However, in the second half of the fiscal year, the telecom sector came under severe pressure from falling equity prices. With many telecom companies strapped for cash to complete the build-out of their networks, telecom bond prices declined significantly. The Fund's performance reflected the difficulties within the telecom sector.

     We were able to temper the effect somewhat with a larger cash position and an increase in the Fund's exposure to BB rated credits. The Fund was also helped by its energy bonds, which responded to rising oil prices and by the Fund's casino and resort bonds. But, generally there was simply no escaping the impact of weaker corporate earnings and the downtrend in the overall market.

Q: EVEN AMID ITS PROBLEMS, TELECOM REMAINS A DOMINANT SEGMENT OF THE MARKET. WHERE DO YOU SEE OPPORTUNITIES AS THE MARKET SETTLES?

A: MR. HUGGINS: The excesses in the telecom sector will need ironing out, to be sure. But over time, we believe that the companies that emerge will benefit from the transition from voice orientation to data and bandwidth services. Data traffic has doubled roughly every six months, while broadband provides the capacity to offer a wide range of new services, including Internet, messaging, e-commerce, audio/visual on demand, and teleconferencing. These new services are likely to alter the way consumers and businesses utilize phone services and represent major new revenue opportunities for telecom companies.

     In the domestic wireless sector, Nextel provides wireless phone services throughout the U.S. The company has achieved very strong subscriber growth in recent years, enrolling more than 540,000 new customers in the third quarter alone. Historically, Nextel has consistently generated higher revenues and cash flow per subscriber than its rivals. In addition, in an industry characterized by increasing consolidation, we feel the company's superior business model may make it an attractive partner.


PORTFOLIO CREDIT QUALITY RATINGS(1)
--------------------------------------------------------------------------------

AAA          2.5%
BBB          1.0%
BB           9.0%
B           64.6%
CCC         16.5%
NON-RATED    6.4%

FIVE LARGEST SECTOR WEIGHTINGS(1)
--------------------------------------------------------------------------------

Wireline Communications Services   17.3%
Broadcasting & Cable               13.1%
Wireless Communications Services   10.1%
Lodging & Gaming                    8.6%
Information Technology Services     6.9%


(1) Five largest Sector Weightings account for 56.0% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Because the Portfolio is actively managed, Credit Quality Ratings, Sector Weightings and individual holdings are subject to change. Credit ratings are provided by Moody's, Inc., a nationally recognized bond rating service.

--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELD WILL VARY.
--------------------------------------------------------------------------------

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2000

MANAGEMENT DISCUSSION CONT'D

     In Europe, Versatel Telecom BV is a fast-growing provider of voice, data and Internet services in Belgium, The Netherlands, and northern Germany, which has been underappreciated by the market. The company has significantly increased its business and carrier product offerings, thus expanding its customer base and revenue sources. Versatel's revenues for the first half of 2000 quadrupled with the introduction of new data and Internet services as well as two strategic acquisitions. In addition, Versatel has prefunded its network build-out into 2002 and maintains more than $1 billion in cash on its balance sheet.

Q: YOU MENTIONED THE FIERCE COMPETITION IN THE TELECOM INDUSTRY. IS THERE ANY WAY TO TAKE ADVANTAGE OF THAT COMPETITION?

A: MR. HUGGINS: Yes. A related sector is the tower industry, a major provider of network services. Spectrasite Holdings, Inc. is one of only three nationwide providers of antennae sites for wireless telecom and broadcast companies. These sites are a critical component of the wireless infrastructure and operators may lease space on their towers to several companies. Moreover, the growth of telecom services may require significantly more tower sites in coming years.

     Spectrasite's customers include AT&T, Nextel, Sprint and many others. The company's prospects improved further with the recent announcement that it purchased from SBC Communications 3,900 additional towers. This agreement marks an important strategic alliance with one of the nation's fastest-growing regional Bell operating companies. For the first half of 2000, Spectrasite's revenues rose nine-fold.

Q: THE FUND CONTINUED TO HAVE A LARGE EXPOSURE TO BROADCASTING AND CABLE. WHAT COMPANIES DID YOU FIND ATTRACTIVE IN THE CABLE SECTOR?

A: MR. WEILHEIMER: The Fund maintained its exposure to European cable operators that we began last year. For example, U.K.-based NTL, Ltd. is the second largest cable operator in Europe, with a fiber optic network passing
     8.2 million homes. NTL has a faster growth rate than U.S. companies and has been able to package cable television service together with local telephone services and Internet, providing the company with alternative sources of income. The company received an equity infusion of $8 billion from France Telecom and was among the few cable operators to be able to issue new bonds in recent months. We believe that NTL may be a good candidate for a credit upgrade in coming years.

     Another U.K.-based operator, Telewest Communication PLC, delivers cable and other services over a highly advanced broadband network. With 1.6 million residential customers, Telewest is the U.K.'s second largest cable operator. The company saw revenues rise 32% in the first half of 2000, helped by growth in subscribers and the acquisition of Flextech, one of Britain's leading pay-TV providers.

Q: YOU INDICATED THAT THE FUND HAD INVESTMENTS IN THE RESORT AND GAMING SECTOR. WHAT ARE YOUR LARGEST INVESTMENTS THERE?

A: MR. HUGGINS: The gaming sector has fared relatively well in the recent economy, although we will monitor the economy for any impact a slower economy might have on the group. Among the Portfolio's investments, MGM Grand is among the largest hotel-casino operators in the U.S. MGM has doubled revenues in 2000, due in part to the completion of its acquisition of Mirage Resorts, the largest merger in industry history. MGM has continued to sell off non-strategic assets - $200 million since May alone - with the proceeds used to retire debt and strengthen the company's balance sheet.

     Elsewhere in the gaming sector, the Fund had an investment in Hollywood Casinos, representing the increasing geographical diversity within the gaming industry. Hollywood's Aurora casino benefits from its location close to the affluent suburbs north of Chicago. The company also operates a gaming and entertainment complex in Tunica County, Mississippi. Finally, Hollywood is building a destination resort in the fast-growing gaming market of Shreveport, Louisiana. The company posted record revenue growth in the third quarter of 2000.

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2000

MANAGEMENT DISCUSSION CONT'D

Q:   AND WHERE HAVE YOU INVESTED IN THE ENERGY SECTOR?

A: MR. WEILHEIMER: R&B Falcon has benefited from rising oil prices in 2000, as exploration companies have increased their budgets. The company operates 139 mobile offshore drilling units and marine barges in facilities around the world. In August, Falcon agreed to a merger with Transocean Sedco Forex, a combination that would result in the world's third largest oilfield services company. The merger is expected to result in significant cost savings and a lower debt-to-capitalization ratio for the combined company.

     Universal Compression rents compression equipment to providers of natural gas. The company has enjoyed strong revenue and cash flow growth amid rising domestic demand for natural gas. Universal has also increased its international business, including its first commitment in Mexico. The recent acquisition of Weatherford Global Compression makes Universal the world's second largest gas compression company and could enhance credit quality dramatically.

Q:   WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD BOND MARKET IN THE COMING YEAR?

A: MR. WEILHEIMER: Over the near-term, the high-yield market has some hurdles to overcome, including softer corporate profits, weakness in the equity markets and excesses in the telecom sector. Those issues will need resolution for the market to make a sustained advance. However, we believe that the market pullback has uncovered some promising opportunities. Currently, high-yield bond spreads remain extraordinarily wide by historical standards - over 800 basis points (8.0%) over similar maturity Treasury bonds. As for the long-term outlook, we feel that high-yield bonds will remain an important financing mechanism for key industries. We believe that over time, the current hurdles will be overcome and that the Fund is well-positioned to take advantage of opportunities in coming years.

[GRAPHIC]

EATON VANCE HIGH INCOME FUND CLASS B VS CS FIRST BOSTON HIGH YIELD BOND INDEX

DATE                              High Income Fund            SFB Index
10/30/1990                          $10,000                   $10,000
11/30/1990                           $9,780                   $10,201
12/31/1990                           $9,657                   $10,250
1/31/1991                            $9,546                   $10,530
2/28/1991                           $10,106                   $11,440
3/31/1991                           $10,562                   $12,148
4/30/1991                           $11,351                   $12,652
5/31/1991                           $11,389                   $12,716
6/30/1991                           $11,762                   $13,049
7/31/1991                           $12,216                   $13,490
8/31/1991                           $12,362                   $13,735
9/30/1991                           $12,625                   $14,048
10/31/1991                          $13,082                   $14,513
11/30/1991                          $13,233                   $14,629
12/31/1991                          $13,359                   $14,736
1/31/1992                           $13,897                   $15,335
2/29/1992                           $14,258                   $15,708
3/31/1992                           $14,597                   $15,941
4/30/1992                           $14,755                   $15,955
5/31/1992                           $14,975                   $16,172
6/30/1992                           $15,181                   $16,332
7/31/1992                           $15,384                   $16,584
8/31/1992                           $15,582                   $16,813
9/30/1992                           $15,680                   $16,922
10/31/1992                          $15,448                   $16,746
11/30/1992                          $15,519                   $16,997
12/31/1992                          $15,735                   $17,189
1/31/1993                           $16,004                   $17,659
2/28/1993                           $16,356                   $18,008
3/31/1993                           $16,555                   $18,388
4/30/1993                           $16,687                   $18,493
5/31/1993                           $16,938                   $18,763
6/30/1993                           $17,266                   $19,103
7/31/1993                           $17,457                   $19,301
8/31/1993                           $17,498                   $19,465
9/30/1993                           $17,484                   $19,576
10/31/1993                          $17,868                   $19,935
11/30/1993                          $18,095                   $20,186
12/31/1993                          $18,398                   $20,440
1/31/1994                           $18,760                   $20,804
2/28/1994                           $18,878                   $20,835
3/31/1994                           $18,258                   $20,223
4/30/1994                           $18,043                   $19,952
5/31/1994                           $18,149                   $20,065
6/30/1994                           $18,193                   $19,931
7/31/1994                           $18,113                   $20,025
8/31/1994                           $18,088                   $20,169
9/30/1994                           $18,088                   $20,249
10/31/1994                          $18,093                   $20,264
11/30/1994                          $17,873                   $20,029
12/31/1994                          $18,066                   $20,241
1/31/1995                           $18,142                   $20,453
2/28/1995                           $18,607                   $20,957
3/31/1995                           $18,715                   $21,193
4/30/1995                           $19,230                   $21,664
5/31/1995                           $19,644                   $22,275
6/30/1995                           $19,665                   $22,422
7/31/1995                           $19,967                   $22,769
8/31/1995                           $19,865                   $22,833
9/30/1995                           $19,998                   $23,096
10/31/1995                          $20,019                   $23,352
11/30/1995                          $20,207                   $23,462
12/31/1995                          $20,570                   $23,760
1/31/1996                           $20,883                   $24,211
2/29/1996                           $21,193                   $24,339
3/31/1996                           $21,112                   $24,274
4/30/1996                           $21,280                   $24,405
5/31/1996                           $21,503                   $24,603
6/30/1996                           $21,503                   $24,657
7/31/1996                           $21,657                   $24,879
8/31/1996                           $21,980                   $25,150
9/30/1996                           $22,559                   $25,582
10/31/1996                          $22,594                   $25,797
11/30/1996                          $22,988                   $26,200
12/31/1996                          $23,405                   $26,711
1/31/1997                           $23,587                   $26,906
2/28/1997                           $24,038                   $27,411
3/31/1997                           $23,511                   $27,104
4/30/1997                           $23,778                   $27,346
5/31/1997                           $24,405                   $27,895
6/30/1997                           $24,882                   $28,275
7/31/1997                           $25,579                   $28,874
8/31/1997                           $25,722                   $29,030
9/30/1997                           $26,375                   $29,605
10/31/1997                          $26,307                   $29,602
11/30/1997                          $26,533                   $29,812
12/31/1997                          $26,997                   $30,083
1/31/1998                           $27,538                   $30,595
2/28/1998                           $27,907                   $30,833
3/31/1998                           $28,351                   $30,987
4/30/1998                           $28,463                   $31,220
5/31/1998                           $28,474                   $31,314
6/30/1998                           $28,533                   $31,379
7/31/1998                           $28,657                   $31,599
8/31/1998                           $26,467                   $29,453
9/30/1998                           $26,368                   $29,450
10/31/1998                          $25,650                   $28,864
11/30/1998                          $27,392                   $30,328
12/31/1998                          $27,475                   $30,258
1/31/1999                           $28,072                   $30,542
2/28/1999                           $28,407                   $30,478
3/31/1999                           $28,941                   $30,756
4/30/1999                           $29,776                   $31,435
5/31/1999                           $29,379                   $31,096
6/30/1999                           $29,351                   $31,111
7/31/1999                           $29,490                   $31,127
8/31/1999                           $29,214                   $30,850
9/30/1999                           $29,080                   $30,612
10/31/1999                          $29,227                   $30,462
11/30/1999                          $29,872                   $30,877
12/31/1999                          $30,495                   $31,250
1/31/2000                           $30,802                   $31,125
2/29/2000                           $31,526                   $31,318
3/31/2000                           $30,784                   $30,848
4/30/2000                           $30,539                   $30,802
5/31/2000                           $29,948                   $30,309
6/30/2000                           $30,241                   $30,988
7/31/2000                           $30,077                   $31,280
8/31/2000                           $30,243                   $31,489
9/30/2000                           $29,402                   $31,199
10/31/2000                          $27,797                   $30,229

PERFORMANCE**                                     CLASS B    CLASS C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                           -4.89%    -4.98%
Five Years                                          6.79      6.72
Ten Years                                          10.76      N.A.
Life of Fund+                                       7.90      6.54


SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                           -9.19%    -5.84%
Five Years                                          6.51      6.72
Ten Years                                          10.76      N.A.
Life of Fund+                                       7.90      6.54

+ Inception Dates: Class B: 8/19/86; Class C: 6/8/94


* Source: TowersData, Bethesda, MD.; CSFirst Boston, Inc.

  The chart compares the Fund's total return with that of the CS First Boston High Yield Bond Index, a broad-based, unmanaged market index of high-yield corporate bonds. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class C shares on 6/8/94 at net asset value would have been worth $15,003 on October 31, 2000.

**Returns are calculated by determining the percentage change in net asset value
  (NAV) with all distributions reinvested. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years;
  4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2000
ASSETS
--------------------------------------------------------
Investment in High Income Portfolio, at
   value
   (identified cost, $1,076,952,117)      $  914,718,890
Receivable for Fund shares sold                4,165,126
--------------------------------------------------------
TOTAL ASSETS                              $  918,884,016
--------------------------------------------------------
LIABILITIES
--------------------------------------------------------
Dividends payable                         $    3,964,056
Payable for Fund shares redeemed               2,251,315
Payable to affiliate for Trustees' fees              331
Payable to affiliate for service fees            109,886
Accrued expenses                                 192,448
--------------------------------------------------------
TOTAL LIABILITIES                         $    6,518,036
--------------------------------------------------------
NET ASSETS                                $  912,365,980
--------------------------------------------------------

SOURCES OF NET ASSETS
--------------------------------------------------------
Paid-in capital                           $1,127,821,012
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                          (61,632,435)
Accumulated undistributed net
   investment income                           8,410,630
Net unrealized depreciation from
   Portfolio (computed on the basis of
   identified cost)                         (162,233,227)
--------------------------------------------------------
TOTAL                                     $  912,365,980
--------------------------------------------------------

CLASS B SHARES
--------------------------------------------------------
NET ASSETS                                $  721,339,313
SHARES OUTSTANDING                           116,760,896
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         6.18
--------------------------------------------------------

CLASS C SHARES
--------------------------------------------------------
NET ASSETS                                $  191,026,667
SHARES OUTSTANDING                            23,484,983
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         8.13
--------------------------------------------------------

STATEMENT OF OPERATIONS

                                          PERIOD ENDED         YEAR ENDED
                                          OCTOBER 31, 2000(1)  MARCH 31, 2000
-----------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------
Interest allocated from Portfolio         $        60,093,280  $   82,381,241
Dividends allocated from Portfolio                  5,480,463       8,311,935
Miscellaneous income allocated from
   Portfolio                                        1,178,612       1,175,160
Expenses allocated from Portfolio                  (3,680,879)     (5,285,547)
-----------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $        63,071,476  $   86,582,789
-----------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------
Trustees fees and expenses                $             2,509  $        4,724
Distribution and service fees
   Class B                                          4,314,932       6,870,991
   Class C                                          1,016,049         946,179
Transfer and dividend disbursing agent
   fees                                               550,667         866,080
Registration fees                                     101,704          88,733
Printing and postage                                   49,592          75,280
Legal and accounting services                          23,168          27,896
Custodian fee                                          17,159          31,016
Miscellaneous                                          49,611          77,195
-----------------------------------------------------------------------------
TOTAL EXPENSES                            $         6,125,391  $    8,988,094
-----------------------------------------------------------------------------

NET INVESTMENT INCOME                     $        56,946,085  $   77,594,695
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO
-----------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $       (35,100,200) $    8,548,220
   Foreign currency and forward foreign
      currency exchange
      contract transactions                         6,003,111       4,240,787
-----------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                  $       (29,097,089) $   12,789,007
-----------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)    $      (123,838,485) $  (41,114,102)
   Foreign currency and forward foreign
      currency exchange contracts                    (912,424)      1,781,769
-----------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $      (124,750,909) $  (39,332,333)
-----------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $      (153,847,998) $  (26,543,326)
-----------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $       (96,901,913) $   51,051,369
-----------------------------------------------------------------------------

 (1)  For the seven months ended October 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

                                   PERIOD ENDED         YEAR ENDED      YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS  OCTOBER 31, 2000(1)  MARCH 31, 2000  MARCH 31, 1999
--------------------------------------------------------------------------------------
From operations --
   Net investment income              $  56,946,085     $  77,594,695   $  64,032,525
   Net realized gain (loss)             (29,097,089)       12,789,007      (5,306,735)
   Net change in unrealized
      appreciation (depreciation)      (124,750,909)      (39,332,333)    (42,231,862)
--------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS             $ (96,901,913)    $  51,051,369   $  16,493,928
--------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class B                         $ (46,080,591)    $ (68,703,356)  $ (57,887,205)
      Class C                           (10,428,144)       (8,930,184)     (3,801,298)
--------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                       $ (56,508,735)    $ (77,633,540)  $ (61,688,503)
--------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class B                         $ 174,763,554     $ 240,920,128   $ 170,794,418
      Class C                           112,599,592       129,517,104      54,928,047
   Issued in reorganization of EV
      Classic High Income Fund
      Class C                                    --                --      33,094,017
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class B                            13,533,626        19,726,829      18,897,976
      Class C                             4,422,535         3,912,531       2,251,108
   Cost of shares redeemed
      Class B                          (101,767,904)     (167,676,291)   (151,322,234)
      Class C                           (33,312,280)      (55,080,525)    (26,466,468)
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS            $ 170,239,123     $ 171,319,776   $ 102,176,864
--------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS            $  16,828,475     $ 144,737,605   $  56,982,289
--------------------------------------------------------------------------------------

NET ASSETS
--------------------------------------------------------------------------------------
At beginning of period                $ 895,537,505     $ 750,799,900   $ 693,817,611
--------------------------------------------------------------------------------------
AT END OF PERIOD                      $ 912,365,980     $ 895,537,505   $ 750,799,900
--------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
INCOME INCLUDED IN NET ASSETS
--------------------------------------------------------------------------------------
AT END OF PERIOD                      $   8,410,630     $   6,315,589   $   3,257,567
--------------------------------------------------------------------------------------

 (1)  For the seven months ended October 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                      CLASS B
                                  -------------------------------------------------------------------------------
                                  PERIOD ENDED
                                  OCTOBER 31,                          YEAR ENDED MARCH 31,
                                  ------------    ---------------------------------------------------------------
                                   2000(1)(2)       2000(2)        1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                        $  7.270       $  7.510      $  8.030     $  7.220     $  7.100     $  6.920
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------
Net investment income               $  0.418       $  0.702      $  0.685     $  0.658     $  0.652     $  0.665
Net realized and unrealized
   gain (loss)                        (1.090)        (0.242)       (0.543)       0.774        0.120        0.189
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ (0.672)      $  0.460      $  0.142     $  1.432     $  0.772     $  0.854
-----------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------
From net investment income          $ (0.418)      $ (0.700)     $ (0.662)    $ (0.622)    $ (0.646)    $ (0.665)
In excess of net investment
   income                                 --             --            --           --       (0.006)      (0.009)
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $ (0.418)      $ (0.700)     $ (0.662)    $ (0.622)    $ (0.652)    $ (0.674)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                           $  6.180       $  7.270      $  7.510     $  8.030     $  7.220     $  7.100
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                        (9.70)%         6.36%         2.08%       20.59%       11.37%       12.80%
-----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                  $721,339       $758,686      $689,140     $693,818     $598,273     $496,966
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                          1.78%(5)       1.74%         1.75%        1.73%        1.77%        1.78%
   Net investment income               10.37%(5)       9.49%         9.13%        8.58%        8.97%        9.38%
Portfolio Turnover of the
   Portfolio                              41%           113%          150%         137%          78%          88%
-----------------------------------------------------------------------------------------------------------------

 (1)  For the seven-month period ended October 31, 2000.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                  CLASS C
                                  ---------------------------------------
                                  PERIOD ENDED
                                  OCTOBER 31,      YEAR ENDED MARCH 31,
                                  ------------    -----------------------
                                   2000(1)(2)       2000(2)        1999
-------------------------------------------------------------------------
Net asset value -- Beginning
   of period                        $  9.560       $  9.880      $10.560
-------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
-------------------------------------------------------------------------
Net investment income               $  0.551       $  0.915      $ 0.901
Net realized and unrealized
   loss                               (1.435)        (0.321)      (0.715)
-------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ (0.884)      $  0.594      $ 0.186
-------------------------------------------------------------------------

LESS DISTRIBUTIONS
-------------------------------------------------------------------------
From net investment income          $ (0.546)      $ (0.914)     $(0.866)
-------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $ (0.546)      $ (0.914)     $(0.866)
-------------------------------------------------------------------------
NET ASSET VALUE -- END OF
   PERIOD                           $  8.130       $  9.560      $ 9.880
-------------------------------------------------------------------------
TOTAL RETURN(3)                        (9.70)%         6.26%        2.08%
-------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                  $191,027       $136,851      $61,660
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                          1.82%(5)       1.78%        1.79%
   Net investment income               10.40%(5)       9.42%        9.18%
Portfolio Turnover of the
   Portfolio                              41%           113%         150%
-------------------------------------------------------------------------

 (1)  For the seven-month period ended October 31, 2000.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------------------------
   Eaton Vance High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers two classes of shares. Class B shares and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the High Income Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (78.6% at October 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryover of $59,442,801, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2003 ($12,690,352), October 31, 2004 ($5,868,015), October 31, 2005
   ($7,020,394), October 31, 2007 ($3,342,613), and October 31, 2008
   ($30,521,427) respectively.

 D OTHER -- Investment transactions are accounted for on a trade-date basis.

 E USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Such daily dividends are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains.

   Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

3 SHARES OF BENEFICIAL INTEREST
-----------------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                 PERIOD ENDED        YEAR ENDED      YEAR ENDED
    CLASS B                                   OCTOBER 31, 2000(1)  MARCH 31, 2000  MARCH 31, 1999
    ---------------------------------------------------------------------------------------------
    Sales                                            25,342,824       32,600,657      22,874,813
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                      1,969,057        2,667,731       2,521,238
    Redemptions                                     (14,873,671)     (22,665,226)    (20,058,915)
    ---------------------------------------------------------------------------------------------
    NET INCREASE                                     12,438,210       12,603,162       5,337,136
    ---------------------------------------------------------------------------------------------

                                                 PERIOD ENDED        YEAR ENDED      YEAR ENDED
    CLASS C                                   OCTOBER 31, 2000(1)  MARCH 31, 2000  MARCH 31, 1999
    ---------------------------------------------------------------------------------------------
    Sales                                            12,416,801       13,334,738       5,574,324
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                        494,892          403,015         228,574
    Redemptions                                      (3,738,563)      (5,667,675)     (2,696,157)
    Issued to EV Classic High Income Fund
     shareholders                                            --               --       3,135,034
    ---------------------------------------------------------------------------------------------
    NET INCREASE                                      9,173,130        8,070,078       6,241,775
    ---------------------------------------------------------------------------------------------

 (1)  For the seven-month period ended October 31, 2000.

4 TRANSACTIONS WITH AFFILIATES
-----------------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 DISTRIBUTION AND SERVICE PLANS
-----------------------------------------------------
   The Fund has in effect distribution plans for Class B Shares (the Class B
   Plan) and Class C Shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (collectively, the Plans). The Class B and Class C Plans require the Fund to pay Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $3,355,137 and $762,037 for Class B and Class C shares, respectively, to or payable to EVD for the period from April 1, 2000 to October 31, 2000, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares. The Fund paid or accrued $5,426,918 and $709,634 for Class B and Class C shares, respectively, to or payable to EVD for the year ended March 31, 2000 representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2000, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $28,154,000 and $16,065,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class B and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the seven months ended October 31, 2000 amounted to $959,795 and $254,012 for Class B and Class C, respectively. Service fee payments for the year ended March 31, 2000 amounted to $1,444,073 and $236,545 for Class B and Class C, respectively.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6 CONTINGENT DEFERRED SALES CHARGE
-----------------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $1,165,000 and $56,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the period from April 1, 2000 to October 31, 2000.

7 INVESTMENT TRANSACTIONS
-----------------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the period from April 1, 2000 to October 31, 2000, aggregated $288,247,027 and $180,170,527, respectively.

8 TRANSFER OF NET ASSETS
-----------------------------------------------------
   On April 1, 1998, Eaton Vance High Income Fund acquired the net assets of the EV Classic High Income Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, Eaton Vance High Income Fund, at the closing, issued 3,135,034 Class C shares of the Fund having an aggregate value of $33,094,017. As a result, the Fund issued one Class C share for each share of EV Classic High Income Fund. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Classic High Income Fund's net assets at the date of the transaction were $33,094,017, including $1,444,205 of unrealized appreciation. Directly after the merger, the combined net assets of the Fund were $726,911,628 with a net asset value of $8.03 and $10.56 for Class B shares and Class C shares, respectively.

9 FISCAL YEAR END CHANGE
-----------------------------------------------------
   Effective April 1, 2000 the Fund changed its fiscal year-end to October 31.

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2000

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE HIGH INCOME FUND:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Fund (the Fund) as of October 31, 2000, and the related statement of operations for the period from April 1, 2000 to October 31, 2000 and the year ended March 31, 2000, the statements of changes in net assets for the period from April 1, 2000 to October 31, 2000, and the years ended
March 31, 2000 and 1999, and the financial highlights for the period from April 1, 2000 to October 31, 2000 and for each of the years in the five-year period ended March 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance High Income Fund at October 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 8, 2000

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2000

PORTFOLIO OF INVESTMENTS

(EXPRESSED IN UNITED STATES DOLLARS)

CORPORATE BONDS & NOTES -- 83.4%

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.7%
--------------------------------------------------------------------------------
Dunlop Stand Aero Holdings, Sr. Notes,
11.875%, 5/15/09                                    $  3,900      $    3,900,000
Transdigm, Inc., 10.375%, 12/1/08                      5,125           4,766,250
--------------------------------------------------------------------------------
                                                                  $    8,666,250
--------------------------------------------------------------------------------
APPAREL -- 0.7%
--------------------------------------------------------------------------------
Tropical Sportswear, 11.00%, 6/15/08                $    200      $      176,000
William Carter Co., Sr. Sub. Notes,
10.375%, 12/1/06                                       8,285           7,912,175
--------------------------------------------------------------------------------
                                                                  $    8,088,175
--------------------------------------------------------------------------------
AUTO AND PARTS -- 0.3%
--------------------------------------------------------------------------------
J.L. French Automative Casting,
11.50%, 6/1/09                                      $  4,475      $    2,662,625
Talon Automotive Group, Sr. Sub. Notes,
9.625%, 5/1/08                                         1,100             258,500
--------------------------------------------------------------------------------
                                                                  $    2,921,125
--------------------------------------------------------------------------------
BROADCASTING AND CABLE -- 9.8%
--------------------------------------------------------------------------------
ACME Television Services, Inc.,
10.875%, (0% until 9/30/2000), 9/30/04              $  2,750      $    2,598,750
Diamond Cable Communications Co., Sr.
Disc. Notes, 11.75%, (0% until 2000),
12/15/05                                               3,000           2,805,000
EchoStar Broadband Corp., Sr. Notes,
10.375%, 10/1/07(1)                                   13,503          13,604,272
EchoStar DBS Corp., Sr. Notes,
9.375%, 2/1/09                                         1,000             987,500
Granite Broadcasting Corp., Sr. Sub.
Notes, 10.375%, 5/15/05                                1,075             800,875
Muzak Holdings LLC, 9.875%, 3/15/09                    3,400           3,009,000
Muzak Holdings LLC, Sr. Disc. Notes,
13.00%, (0% until 2004), 3/15/10                       6,563           3,708,095
NTL Communications Corp.,
9.25%, 11/15/06                           EUR            700             505,448
NTL Communications Corp., Sr. Notes,
11.875%, 10/1/10(1)                                   28,850          26,830,500
NTL, Inc., 5.75%, 12/15/09(1)                          4,550           2,894,937
Ono Finance PLC, 13.00%, 5/1/09                        5,470           4,239,250
Ono Finance PLC, 13.00%, 5/1/09           EUR          3,000           1,924,212
Pegasus Communications Corp., Sr. Notes,
9.75%, 12/1/06                                           775             759,500
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

BROADCASTING AND CABLE (CONTINUED)
--------------------------------------------------------------------------------
Pegasus Communications Corp., Sr. Notes,
12.50%, 8/1/07                                      $  6,410      $    6,890,750
RCN Corp., Sr. Disc. Notes, 9.80%, (0%
until 2003), 2/15/08                                   2,250           1,023,750
Telemundo Holdings, Inc., Sr. Disc.
Notes, 11.50%, (0% until 2003), 8/15/08               12,050           8,796,500
Telewest Communication PLC, 9.875%, (0%
until 2004), 4/15/09                      GBP          3,575           2,265,906
Telewest Communication PLC, Debs.,
9.625%, 10/1/06                                          640             531,200
Telewest Communication PLC, Debs.,
11.00%, (0% until 2000), 10/1/07                      12,125          10,609,375
Telewest Communication PLC, Sr. Disc.
Notes, 9.25%, (0% until 2004), 4/15/09                11,101           5,023,202
Telewest Communication PLC, Sr. Notes,
9.875%, 2/1/10                                         4,250           3,400,000
Telewest Communication PLC, Sr. Notes,
11.25%, 11/1/08                                        3,150           2,756,250
United Pan Europe Communications, Sr.
Disc. Notes, 13.375%, (0% until 2004),
11/1/09                                                4,500           1,777,500
United Pan Europe Communications, Sr.
Notes, 11.25%, 11/1/09                    EUR          5,240           3,390,982
United Pan Europe Communications, Sr.
Notes, 11.25%, 2/1/10                                  3,655           2,796,075
--------------------------------------------------------------------------------
                                                                  $  113,928,829
--------------------------------------------------------------------------------
BUSINESS SERVICES - MISCELLANEOUS -- 1.3%
--------------------------------------------------------------------------------
AP Holdings, Inc., Sr. Disc. Notes,
11.25%, (0% until 2003), 3/15/08                    $  8,550      $      651,937
Coinmach Corp., Sr. Notes,
11.75%, 11/15/05                                       2,275           2,263,625
Federal Data Corp., Sr. Sub. Notes,
10.125%, 8/1/05                                        5,575           5,825,875
Intertek Finance PLC, Sr. Sub. Notes,
Series B, 10.25%, 11/1/06                              1,600             728,000
Richmont Marketing Specialists,
10.125%, 12/15/07                                     17,770           4,442,500
Tapco International Corp., Sr. Sub.
Notes, 12.50%, 8/1/09(1)                               1,300           1,267,500
--------------------------------------------------------------------------------
                                                                  $   15,179,437
--------------------------------------------------------------------------------
BUSINESS SERVICES - RENTAL & LEASING -- 2.7%
--------------------------------------------------------------------------------
Anthony Crane Rental LP, Guaranteed Sr.
Notes, Series B, 10.375%, 8/1/08                    $  4,000      $    1,700,000

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

BUSINESS SERVICES - RENTAL & LEASING (CONTINUED)
--------------------------------------------------------------------------------
NationsRent, Inc., Guaranteed Sr. Sub.
Notes, 10.375%, 12/15/08                            $  4,600      $    2,553,000
Neff Corp., 10.25%, 6/1/08                             4,050           1,842,750
Neff Corp., Guaranteed Sr. Sub. Notes,
10.25%, 6/1/08                                         4,688           2,132,812
Spectrasite Holdings, Inc., Sr. Disc.
Notes, 11.25%, (0% until 2004), 4/15/09               19,650          10,242,562
Spectrasite Holdings, Inc., Sr. Disc.
Notes, 12.00%, (0% until 2003), 7/15/08                5,360           3,524,200
Spectrasite Holdings, Inc., Sr. Disc.
Notes, 12.875%, (0% until 2005), 3/15/10               3,870           1,896,300
Spectrasite Holdings, Inc., Sr. Notes,
10.75%, 3/15/10                                        8,100           7,492,500
--------------------------------------------------------------------------------
                                                                  $   31,384,124
--------------------------------------------------------------------------------
CHEMICALS -- 1.3%
--------------------------------------------------------------------------------
Huntsman Corp., Sr. Sub. Notes,
9.50%, 7/1/07(1)                                    $  1,000      $      585,000
Lyondell Chemical Co., 9.875%, 5/1/07                  2,600           2,541,500
Lyondell Chemical Co., Sr. Sub. Notes,
10.875%, 5/1/09                                          450             433,125
PCI Chemicals Canada, Inc.,
9.25%, 10/15/07                                        3,500           1,347,500
Sterling Chemicals, Inc., Sr. Sub.
Notes, 11.25%, 4/1/07                                    250             138,750
Sterling Chemicals, Inc., Sr. Sub.
Notes, 11.75%, 8/15/06                                 9,000           4,995,000
Texas Petrochemical Corp., Sr. Sub.
Notes, 11.125%, 7/1/06                                 2,275           1,888,250
Vantico Group, 12.00%, 8/1/10(1)          EUR          3,770           2,699,361
--------------------------------------------------------------------------------
                                                                  $   14,628,486
--------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 1.6%
--------------------------------------------------------------------------------
Amscan Holdings, Inc., Sr. Sub. Notes,
9.875%, 12/15/07                                    $  4,480      $    3,528,000
Glenoit Corp., Sr. Sub. Notes,
11.00%, 4/15/07(2)                                     9,000             945,000
Icon Health and Fitness, Inc.,
12.00%, 9/27/05(1)                                     1,421             852,480
Polaroid Corp., 6.75%, 1/15/02                         3,250           2,920,284
Polaroid Corp., Sr. Notes,
11.50%, 2/15/06                                        3,000           2,355,000
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

CONSUMER PRODUCTS (CONTINUED)
--------------------------------------------------------------------------------
Tekni-Plex, Inc., Sr. Sub. Notes,
12.75%, 6/15/10(1)                                  $  9,040      $    8,271,600
--------------------------------------------------------------------------------
                                                                  $   18,872,364
--------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.3%
--------------------------------------------------------------------------------
Consumers International, Inc., Sr.
Notes, 10.25%, 4/1/05                               $  3,935      $    1,200,175
Riverwood International Corp.,
10.875%, 4/1/08                                        3,000           2,722,500
--------------------------------------------------------------------------------
                                                                  $    3,922,675
--------------------------------------------------------------------------------
DRUGS -- 1.4%
--------------------------------------------------------------------------------
King Pharmaceutical, Inc.,
10.75%, 2/15/09                                     $  5,125      $    5,432,500
Warner Chilcott, Inc.,
12.625%, 2/15/08(1)                                   10,275          10,429,125
--------------------------------------------------------------------------------
                                                                  $   15,861,625
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.7%
--------------------------------------------------------------------------------
AES Corp., Sr. Notes, 9.375%, 9/15/10               $  4,350      $    4,437,000
AES Corp., Sr. Notes, 9.50%, 6/1/09                    1,000           1,022,500
Calpine Corp., Sr. Notes,
8.625%, 8/15/10                                       14,300          14,145,460
--------------------------------------------------------------------------------
                                                                  $   19,604,960
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT -- 0.7%
--------------------------------------------------------------------------------
Viasystems, Inc., Sr. Sub. Notes,
9.75%, 6/1/07                                       $  3,600      $    3,222,000
Viasystems, Inc., Sr. Sub. Notes,
Series B, 9.75%, 6/1/07                                5,490           4,913,550
--------------------------------------------------------------------------------
                                                                  $    8,135,550
--------------------------------------------------------------------------------
ENERGY SERVICES -- 0.5%
--------------------------------------------------------------------------------
RBF Finance Co., 11.00%, 3/15/06                    $  2,300      $    2,627,750
RBF Finance Co., 11.375%, 3/15/09                      2,900           3,320,500
--------------------------------------------------------------------------------
                                                                  $    5,948,250
--------------------------------------------------------------------------------
ENTERTAINMENT -- 0.7%
--------------------------------------------------------------------------------
Marvel Enterprise, Inc., 12.00%, 6/15/09            $ 12,725      $    6,935,125
Premier Parks, Inc., Sr. Notes,
9.25%, 4/1/06                                          1,000             925,000
--------------------------------------------------------------------------------
                                                                  $    7,860,125
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.5%
--------------------------------------------------------------------------------
Willis Corroon Corp., 9.00%, 2/1/09                 $  6,400      $    5,840,000
--------------------------------------------------------------------------------
                                                                  $    5,840,000
--------------------------------------------------------------------------------
FOODS -- 2.4%
--------------------------------------------------------------------------------
B & G Foods, Inc., Sub. Notes,
9.625%, 8/1/07                                      $  3,845      $    2,720,337
Del Monte Corp., Sr. Notes,
12.25%, 4/15/07                                        9,979          10,527,845
Del Monte Foods Co., Sr. Disc. Notes,
12.50%, (0% until 2002), 12/15/07                      3,515           2,636,250
Luigino's, Inc., Sr. Sub. Notes,
10.00%, 2/1/06                                         3,675           2,921,625
Premier International Foods, Sr. Notes,
12.00%, 9/1/09                                        12,087           9,427,860
--------------------------------------------------------------------------------
                                                                  $   28,233,917
--------------------------------------------------------------------------------
HEALTH SERVICES -- 1.1%
--------------------------------------------------------------------------------
HCA - The Healthcare Co., 8.75%, 9/1/10             $  7,800      $    7,882,969
Lifepoint Hospitals Holding,
10.75%, 5/15/09                                        2,820           3,010,350
Tenet Healthcare Corp., Sr. Notes,
9.25%, 9/1/10(1)                                       2,000           2,105,000
--------------------------------------------------------------------------------
                                                                  $   12,998,319
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 6.9%
--------------------------------------------------------------------------------
Covad Communication Group, Sr. Disc.
Notes, 13.50%, (0% until 2003), 3/15/08             $  8,170      $    2,328,450
Covad Communication Group, Sr. Notes,
12.00%, 2/15/10                                       19,720           9,169,800
Covad Communication Group, Sr. Notes,
12.50%, 2/15/09                                          650             312,000
Cybernet Internet Services
International, Inc., Sr. Notes,
14.00%, 7/1/09                                         4,825           2,002,375
Diva Systems Corp., Sr. Notes,
12.625%, (0% until 2003), 3/1/08                      12,575           5,627,312
Equinix, Inc., Sr. Notes,
13.00%, 12/1/07                                        4,500           3,600,000
Exodus Communications, Inc., Sr. Notes,
10.75%, 12/15/09                                       4,663           4,243,330
Exodus Communications, Inc., Sr. Notes,
11.25%, 7/1/08                                         5,305           4,960,175
Exodus Communications, Inc., Sr. Notes,
11.625%, 7/15/10(1)                                   16,540          15,382,200
Globix Corp., Sr. Notes, 12.50%, 2/1/10               12,400           6,882,000
IPCS, Inc., 14.00%, (0% until 2005),
7/15/10(1)                                             8,600           4,042,000
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY SERVICES (CONTINUED)
--------------------------------------------------------------------------------
IPCS, Inc., 14.00%, (0% until 2005),
7/15/10(1)                                          $  2,400      $    1,068,000
Northpoint Communications Group, Inc.,
Sr. Notes, 12.875%, 2/15/10                            7,490           7,003,150
PSINet, Inc., Sr. Notes,
10.50%, 12/1/06                                        2,200           1,061,500
PSINet, Inc., Sr. Notes, 11.00%, 8/1/09               15,585           7,597,687
PSINet, Inc., Sr. Notes,
11.50%, 11/1/08                                        6,100           3,034,750
PSINet, Inc., Sr. Notes, Series B,
10.00%, 2/15/05                                        4,265           2,057,862
--------------------------------------------------------------------------------
                                                                  $   80,372,591
--------------------------------------------------------------------------------
LODGING AND GAMING -- 8.6%
--------------------------------------------------------------------------------
Anchor Gaming, Sr. Sub. Notes,
9.875%, 10/15/08(1)                                 $  7,320      $    7,438,950
Hollywood Casino Corp., 12.414%, 5/1/06                6,925           7,202,000
Hollywood Casino Shreveport, First
Mortgage Bonds, 13.00%, 8/1/06                         8,150           8,761,250
Majestic Star LLC, 10.875%, 7/1/06                     4,500           3,982,500
Mandalay Resort Group, Sr. Notes,
9.50%, 8/1/08                                          3,575           3,668,844
Mandalay Resort Group, Sr. Sub Notes,
10.25%, 8/1/07                                        10,300          10,583,250
MGM Mirage, Inc., 8.50%, 9/15/10                      11,600          11,405,178
MGM Mirage, Inc., 9.75%, 6/1/07                        8,000           8,340,000
Park Place Entertainment, Sr. Sub.
Notes, 8.875%, 9/15/08                                10,550          10,391,750
Sun International Hotels,
8.625%, 12/15/07                                       8,500           7,841,250
Sun International Hotels, Sr. Sub.
Notes, 9.00%, 3/15/07                                  6,325           5,929,688
Trump Atlantic City Associates, Inc.,
11.25%, 5/1/06                                         5,437           3,751,530
Waterford Gaming LLC, Sr. Notes,
9.50%, 3/15/10(1)                                     10,734          10,680,330
--------------------------------------------------------------------------------
                                                                  $   99,976,520
--------------------------------------------------------------------------------
MACHINERY -- 0.5%
--------------------------------------------------------------------------------
Flowserve Corp., 12.25%, 8/15/10(1)                 $  6,260      $    6,369,550
--------------------------------------------------------------------------------
                                                                  $    6,369,550
--------------------------------------------------------------------------------
MANUFACTURING -- 1.7%
--------------------------------------------------------------------------------
Insilco Corp., 12.00%, 8/15/07                      $ 11,600      $   11,426,000

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

MANUFACTURING (CONTINUED)
--------------------------------------------------------------------------------
Roller Bearing Holdings Co., Sr. Disc.
Notes, 13.00%, (0% until 2002),
6/15/09(3)                                          $ 12,875      $    8,240,000
--------------------------------------------------------------------------------
                                                                  $   19,666,000
--------------------------------------------------------------------------------
OIL -- 0.7%
--------------------------------------------------------------------------------
Golden Sky DBS, Inc., Sr. Disc. Notes,
13.50%, (0% until 2004), 3/1/07                     $ 11,445      $    8,068,725
--------------------------------------------------------------------------------
                                                                  $    8,068,725
--------------------------------------------------------------------------------
OIL AND GAS - EQUIPMENT AND SERVICES -- 1.0%
--------------------------------------------------------------------------------
Cliffs Drilling, 10.25%, 5/15/03                    $    750      $      770,625
Grant Geophysical, Inc., Sr. Notes,
Series B, 9.75%, 2/15/08                               4,000           2,300,000
R&B Falcon Corp., 9.50%, 12/15/08                         90              96,525
R&B Falcon Corp., 10.25%, 5/15/03                        950             976,125
Universal Compression, Inc., Sr. Disc.
Notes, 9.875%, (0% until 2003), 2/15/08                9,575           7,803,625
--------------------------------------------------------------------------------
                                                                  $   11,946,900
--------------------------------------------------------------------------------
OIL AND GAS - EXPLORATION AND PRODUCTION -- 3.7%
--------------------------------------------------------------------------------
Chesapeake Energy Corp., 9.125%, 4/15/06            $  4,000      $    3,900,000
Chesapeake Energy Corp., 9.625%, 5/1/05                1,875           1,891,406
Chesapeake Energy Corp., Sr. Notes,
7.875%, 3/15/04                                        1,320           1,260,600
Chesapeake Energy Corp., Sr. Notes,
8.50%, 3/15/12                                         8,480           7,716,800
Comstock Resources, Inc.,
11.25%, 5/1/07                                         5,850           6,171,750
Energy Corp. of America, Sr. Sub. Notes,
9.50%, 5/15/07                                         2,340           1,813,500
Gothic Production Corp.,
11.125%, 5/1/05                                        7,150           7,543,250
Gothic Production Corp.,
12.375%, 8/1/06                                        7,865           8,533,525
Plains Resources, Inc., Sr. Sub. Notes,
10.25%, 3/15/06                                          750             757,500
Plains Resources, Inc., Sr. Sub. Notes,
10.25%, 3/15/06(1)                                     3,750           3,787,500
--------------------------------------------------------------------------------
                                                                  $   43,375,831
--------------------------------------------------------------------------------
OIL AND GAS - REFINING -- 0.1%
--------------------------------------------------------------------------------
Western Gas Resources, 10.00%, 6/15/09              $  1,050      $    1,097,250
--------------------------------------------------------------------------------
                                                                  $    1,097,250
--------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.2%
--------------------------------------------------------------------------------
Indah Kiat Finance Mauritius, Sr. Unsec.
Notes, 10.00%, 7/1/07                               $  3,400      $    1,402,500
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

PAPER AND FOREST PRODUCTS (CONTINUED)
--------------------------------------------------------------------------------
Pindo Deli Finance Mauritius, Ltd.,
Guaranteed Sr. Notes, 10.75%, 10/1/07                  2,400             966,000
--------------------------------------------------------------------------------
                                                                  $    2,368,500
--------------------------------------------------------------------------------
PRINTING AND BUSINESS PRODUCTS -- 1.5%
--------------------------------------------------------------------------------
MDC Communications Corp., Sr. Sub.
Notes, 10.50%, 12/1/06                              $ 15,600      $   14,274,000
Merrill Corp., Series B, 12.00%, 5/1/09                5,250           3,176,250
--------------------------------------------------------------------------------
                                                                  $   17,450,250
--------------------------------------------------------------------------------
PUBLISHING -- 1.3%
--------------------------------------------------------------------------------
American Lawyer Media Corp., Sr. Disc.
Notes, 12.25%, (0% to 2002), 12/15/08               $  2,920      $    1,912,600
Von Hoffman Press, Inc., Sr. Sub. Notes,
10.875%, 5/15/07(3)                                    5,095           4,610,975
Ziff Davis Media, Inc., Sr. Sub. Notes,
12.00%, 7/15/10(1)                                     8,800           8,052,000
--------------------------------------------------------------------------------
                                                                  $   14,575,575
--------------------------------------------------------------------------------
RESTAURANTS -- 1.3%
--------------------------------------------------------------------------------
AFC Enterprises, Inc., Sr. Sub Notes,
10.25%, 5/15/07                                     $  9,600      $    9,216,000
Sbarro, Inc., 11.00%, 9/15/09                          6,000           6,090,000
--------------------------------------------------------------------------------
                                                                  $   15,306,000
--------------------------------------------------------------------------------
RETAIL - FOOD AND DRUG -- 0.8%
--------------------------------------------------------------------------------
Pantry, Inc., Sr. Sub. Notes,
10.25%, 10/15/07                                    $ 10,230      $    9,462,750
--------------------------------------------------------------------------------
                                                                  $    9,462,750
--------------------------------------------------------------------------------
RETAIL - GENERAL -- 0.4%
--------------------------------------------------------------------------------
Advance Holding Corp., Sr. Debs.,
12.875%, (0% until 2003), 4/15/09                   $  4,000      $    1,500,000
Ames Department Stores, Sr. Notes,
10.00%, 4/15/06                                          850             310,250
Tuesday Morning Corp., Sr. Sub. Notes,
11.00%, 12/15/07                                       3,599           3,437,045
--------------------------------------------------------------------------------
                                                                  $    5,247,295
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS -- 1.0%
--------------------------------------------------------------------------------
Amkor Technologies, Inc., Sr. Notes,
9.25%, 5/1/06                                       $    600      $      588,000
Asat Finance LLC, Sub. Notes,
12.50%, 11/1/06(1)                                     4,518           4,585,263
Intersil Corp., 13.25%, 8/15/09                          815             925,025
SCG Holding Corp., 12.00%, 8/1/09                      5,365           5,351,588
--------------------------------------------------------------------------------
                                                                  $   11,449,876
--------------------------------------------------------------------------------
SERVICES -- 0.8%
--------------------------------------------------------------------------------
Coyne International Enterprises, Sr.
Sub. Notes, 11.25%, 6/1/08                          $  2,525      $    2,029,469
Kindercare Learning Centers, Inc., Sr.
Sub. Notes, 9.50%, 2/15/09                             7,900           7,228,500
--------------------------------------------------------------------------------
                                                                  $    9,257,969
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.5%
--------------------------------------------------------------------------------
Budget Group, Inc., Sr. Notes,
9.125%, 4/1/06                                      $  2,373      $      889,688
CHC Helicopter Corp., 11.75%, 7/15/07     EUR          4,400           3,831,670
Kansas City Southern, Sr. Notes,
9.50%, 10/1/08(1)                                      4,000           4,080,000
MTL, Inc., Variable Rate, 6/15/06                      1,600           1,096,000
Pacer International, Inc.,
11.75%, 6/1/07                                         7,544           7,430,840
--------------------------------------------------------------------------------
                                                                  $   17,328,198
--------------------------------------------------------------------------------
WASTE MANAGEMENT -- 1.7%
--------------------------------------------------------------------------------
Allied Waste, 10.00%, 8/1/09                        $ 15,975      $   13,738,500
Stericycle, Inc., 12.375%, 11/15/09                    5,400           5,724,000
--------------------------------------------------------------------------------
                                                                  $   19,462,500
--------------------------------------------------------------------------------
WIRELESS COMMUNICATION SERVICES -- 7.6%
--------------------------------------------------------------------------------
Alamosa PCS Holdings, Inc., 12.875%, (0%
until 2005), 2/15/10                                $  4,200      $    2,037,000
Clearnet Communications, Inc.,
10.125%, 7/7/07(1)                                     4,500           4,680,000
Dobson Communications, Sr. Notes,
10.875%, 7/1/10                                        6,875           6,634,375
Dolphin Telecom PLC, Sr. Disc. Notes,
14.00%, (0% until 2004), 5/15/09                      13,375           2,474,375
Leap Wireless International, Inc.,
12.50%, 4/15/10                                        5,875           4,318,125
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

WIRELESS COMMUNICATION SERVICES (CONTINUED)
--------------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Disc.
Notes, 10.65%, (0% until 2002), 9/15/07             $  4,540      $    3,666,050
Nextel Communications, Inc., Sr. Notes,
9.375%, 11/15/09                                       9,785           9,466,988
Nextel International, Sr. Notes,
12.75%, 8/1/10(1)                                      8,450           7,879,625
Nextel Partners Inc., Sr. Notes,
11.00%, 3/15/10(1)                                    10,875          10,847,813
PF.Net Communications, Sr. Notes,
13.75%, 5/15/10                                        7,800           7,683,000
PTC International Finance II SA,
11.25%, 12/1/09                                        1,875           1,696,875
PTC International Finance II SA,
11.25%, 12/1/09                           EUR          3,375           2,581,659
Telecorp PCS Inc., 10.625%, 7/15/10                   11,585          11,613,963
TeleCorp PCS, Inc., 8.50%, 10/23/09(1)                 6,500           4,940,000
Ubiquitel Operating Co., 14.00%, (0%
until 2005), 4/15/10                                  17,075           7,769,125
--------------------------------------------------------------------------------
                                                                  $   88,288,973
--------------------------------------------------------------------------------
WIRELINE COMMUNICATION SERVICES -- 14.4%
--------------------------------------------------------------------------------
360 Networks, Inc., Sr. Notes,
13.00%, 5/1/08                                      $ 13,040      $   10,497,200
Allegiance Telecom, Inc., Sr. Notes,
12.875%, 5/15/08                                       6,780           6,746,100
Call-Net Enterprises, Inc., Sr. Notes,
8.00%, 8/15/08                                         5,065           2,051,325
Carrier1 International SA, Sr. Notes,
13.25%, 2/15/09                                       16,375          15,146,875
Completel Europe NV, 14.00%, (0% until
2004), 2/15/09                                         7,840           3,724,000
Esprit Telecom Group PLC, Sr. Notes,
10.875%, 6/15/08                                       8,825           1,809,125
Esprit Telecom Group PLC, Sr. Notes,
11.50%, 12/15/07                                      12,600           2,583,000
FLAG Telecom Holdings Ltd., Sr. Notes,
11.625%, 3/30/10                                       8,000           6,760,000
Global Crossing Holding Ltd.,
9.125%, 11/15/06                                       7,015           6,725,631
Global TeleSystems Group, Inc.,
11.00%, 12/1/09                           EUR          3,750           1,528,819
GST Telecommunications, Sr. Sub. Notes,
12.75%, 11/15/07(2)                                    3,700              27,750

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

WIRELINE COMMUNICATION SERVICES (CONTINUED)
--------------------------------------------------------------------------------
GT Group Telecom, Sr. Disc. Notes,
13.25%, (0% until 2005), 2/1/10                     $ 13,250      $    4,902,500
ICG Holdings, Inc., 12.50%, (0% until
2001), 5/1/06                                          7,345           1,248,650
Intermedia Communications, Inc., Sr.
Disc. Notes, 11.25%, (0% until 2002),
7/15/07                                               11,538           9,547,695
Intermedia Communications, Sr. Notes,
8.50%, 1/15/08                                         1,250           1,181,250
Jazztel PLC, Sr. Notes,
13.25%, 12/15/09                          EUR          3,813           2,356,339
Jazztel PLC, Sr. Notes, 14.00%, 4/1/09                10,757           7,906,395
Level 3 Communications, Inc., Sr. Notes,
9.125%, 5/1/08                                         6,250           5,078,125
Level 3 Communications, Inc., Sr. Notes,
11.25%, 3/15/10                                        2,950           2,669,750
MGC Communications, Inc., Sr. Notes,
13.00%, 4/1/10                                         5,062           2,860,030
Nextlink Communications, Inc., Sr.
Notes, 12.50%, 4/15/06                                 8,720           8,240,400
Nextlink Communications, Sr. Disc.
Notes, 12.125%, (0% until 2004), 12/1/09              11,025           5,374,688
Nextlink Communications, Sr. Disc.
Notes, 12.25%, (0% until 2004), 6/1/09                 1,000             527,500
Nextlink Communications, Sr. Notes,
10.50%, 12/1/09                                          250             217,500
Primus Telecommunications Group, Sr.
Notes, 11.25%, 1/15/09                                 3,750           1,856,250
Primus Telecommunications Group, Sr.
Notes, 11.75%, 8/1/04                                  4,600           2,277,000
RSL Communications PLC, 9.125%, 3/1/08                 3,920             612,500
RSL Communications PLC, 10.125%, (0%
until 2003), 3/1/08                                    6,500             666,250
RSL Communications PLC, 12.875%, 3/1/10                1,810             371,050
RSL Communications PLC, Sr. Notes,
12.25%, 11/15/06                                       4,190             775,150
Tele1 Europe BV, Sr. Notes,
13.00%, 5/15/09                                        8,460           7,148,700
Teligent, Inc., Sr. Disc. Notes,
11.50%, (0% until 2003), 3/1/08                        3,400             833,000
Teligent, Inc., Sr. Notes,
11.50%, 12/1/07                                       14,025           6,100,875
Versatel Telecom BV, 4.00%, 3/30/05(1)                 3,960           2,348,854
Versatel Telecom BV, Sr. Notes,
11.875%, 7/15/09                                       1,091             801,885
Versatel Telecom BV, Sr. Notes,
13.25%, 5/15/08                                       11,710           8,958,150
Versatel Telecom BV, Sr. Notes,
13.25%, 5/15/08                                     $  6,160      $    4,712,400
Viatel, Inc., Sr. Disc. Notes,
12.50%, (0% until 2003), 4/15/08                       6,415           1,924,500
Viatel, Inc., Sr. Notes,
11.25%, 4/15/08                                        1,805             911,525
Viatel, Inc., Sr. Notes,
11.50%, 3/15/09                                        1,675             845,875
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

WIRELINE COMMUNICATION SERVICES (CONTINUED)
--------------------------------------------------------------------------------
Viatel, Inc., Sr. Notes, 11.50%, 3/15/09              10,120           5,110,600
Winstar Communications, Sr. Notes,
12.75%, 4/15/10(1)                                     6,300           4,473,000
World Access, Inc., Sr. Notes,
13.25%, 1/15/08                                        3,845           2,710,725
Worldwide Fiber, Inc., Sr. Notes,
12.00%, 8/1/09                                         6,000           4,770,000
--------------------------------------------------------------------------------
                                                                  $  167,918,936
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS & NOTES
   (IDENTIFIED COST $1,190,620,393)                               $  971,064,400
--------------------------------------------------------------------------------

COMMON STOCKS, WARRANTS AND RIGHTS -- 2.0%

SECURITY                                         SHARES           VALUE
--------------------------------------------------------------------------------
BROADCASTING AND CABLE -- 0.2%
--------------------------------------------------------------------------------
Ono Finance PLC, Warrants(3)(4)                       10,870      $      760,900
Ono Finance PLC, Warrants, Exp.
5/31/09(3)(4)                                          3,800             225,395
Pegasus Communications Corp., Common(4)               21,838             776,614
UIH Australia/Pacific, Inc.,
Warrants(3)(4)                                         3,600               6,710
--------------------------------------------------------------------------------
                                                                  $    1,769,619
--------------------------------------------------------------------------------
CHEMICALS -- 0.0%
--------------------------------------------------------------------------------
Sterling Chemicals, Inc., Common(4)                    9,600      $       15,600
--------------------------------------------------------------------------------
                                                                  $       15,600
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT -- 0.0%
--------------------------------------------------------------------------------
Jordan Telecommunications, Deferred
Cash Rights(4)                                         2,500      $            0
--------------------------------------------------------------------------------
                                                                  $            0
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 0.0%
--------------------------------------------------------------------------------
Cybernet Internet Services
International, Inc., Warrants(3)(4)                    4,825      $       24,125

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

SECURITY                                         SHARES           VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY SERVICES (CONTINUED)
--------------------------------------------------------------------------------
Diva Systems Corp., Warrants(4)                     $ 37,725      $            0
Equinix, Inc., Warrants(3)(4)                          4,500             495,000
--------------------------------------------------------------------------------
                                                                  $      519,125
--------------------------------------------------------------------------------
LODGING AND GAMING -- 0.0%
--------------------------------------------------------------------------------
Peninsula Gaming LLC, Convertible
Preferred Membership Interests(3)(4)                  25,351      $      152,107
--------------------------------------------------------------------------------
                                                                  $      152,107
--------------------------------------------------------------------------------
OIL AND GAS - EQUIPMENT AND SERVICES -- 0.3%
--------------------------------------------------------------------------------
Key Energy Services, Inc., Warrants(4)                 1,900      $      114,000
R&B Falcon Corp., Warrants(4)                          5,400           2,970,000
--------------------------------------------------------------------------------
                                                                  $    3,084,000
--------------------------------------------------------------------------------
PRINTING AND BUSINESS PRODUCTS -- 0.0%
--------------------------------------------------------------------------------
Merrill Corp., Warrants(3)(4)                          5,250      $            0
--------------------------------------------------------------------------------
                                                                  $            0
--------------------------------------------------------------------------------
RETAIL - FOOD AND DRUG -- 0.7%
--------------------------------------------------------------------------------
Pathmark Stores Inc., Common                         480,119      $    7,576,902
--------------------------------------------------------------------------------
                                                                  $    7,576,902
--------------------------------------------------------------------------------
SEMICONDUCTORS -- 0.0%
--------------------------------------------------------------------------------
Asat Finance, Warrants(3)                              6,350      $      511,175
--------------------------------------------------------------------------------
                                                                  $      511,175
--------------------------------------------------------------------------------
Services -- 0.0%
--------------------------------------------------------------------------------
HF Holdings, Inc., Warrants(4)                        13,600      $            0
--------------------------------------------------------------------------------
                                                                  $            0
--------------------------------------------------------------------------------
WIRELESS COMMUNICATION SERVICES -- 0.1%
--------------------------------------------------------------------------------
Jazztel PLC, ADR(4)                                   38,264      $      675,601
Leap Wireless International,
Warrants(3)(4)                                         5,875               2,938
PF.Net Communications, Warrants(3)(4)                  7,800                   0
Ubiquitel Operating Co., Warrants,
Exp. 4/15/10(4)                                       11,225             280,625
--------------------------------------------------------------------------------
                                                                  $      959,164
--------------------------------------------------------------------------------
SECURITY                                         SHARES           VALUE
--------------------------------------------------------------------------------
WIRELINE COMMUNICATION SERVICES -- 0.7%
--------------------------------------------------------------------------------
Carrier1 International SA,
Warrants(3)(4)(5)                                     16,375      $    1,908,179
Completel Europe NV, Common(3)(4)                    392,000           2,205,000
GT Group Telecom, Warrants (3)(4)                     13,250             563,125
Intermedia Communications, Inc.,
Common(4)                                              2,090              46,241
Primus Telecommunications Group,
Warrants,
Exp. 8/1/04(4)                                         4,600               7,039
Tele1 Europe Holding AB-ADR, Common(4)                56,270             443,126
Versatel Telecom BV, Warrants(4)(5)                   14,000           3,195,137
World Access, Inc., Common(4)                         11,579              56,448
--------------------------------------------------------------------------------
                                                                  $    8,424,295
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS, WARRANTS AND RIGHTS
  (IDENTIFIED COST $10,912,900)                                   $   23,011,987
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 9.9%


SECURITY                                         SHARES           VALUE
--------------------------------------------------------------------------------
APPAREL -- 0.0%
--------------------------------------------------------------------------------
Cluett American Corp., 12.50% (PIK)                      190      $        6,382
--------------------------------------------------------------------------------
                                                                  $        6,382
--------------------------------------------------------------------------------
BROADCASTING AND CABLE -- 3.1%
--------------------------------------------------------------------------------
Adelphia Communications Corp., 13%                    48,000      $    4,608,000
CSC Holdings, Inc., Series M, 11.125%
(PIK)                                                149,608          15,933,252
Granite Broadcasting Corp., 12.75% (PIK)               8,062           4,837,200
Pegasus Communications Corp., Series A,
12.75% (PIK)                                          10,357          10,823,065
--------------------------------------------------------------------------------
                                                                  $   36,201,517
--------------------------------------------------------------------------------
BUSINESS SERVICES - RENTAL & LEASING -- 0.9%
--------------------------------------------------------------------------------
Crown Castle International Corp., 12.75%
(PIK)                                                  9,964      $    9,964,000
--------------------------------------------------------------------------------
                                                                  $    9,964,000
--------------------------------------------------------------------------------
OIL AND GAS - EQUIPMENT AND SERVICES -- 1.3%
--------------------------------------------------------------------------------
R&B Falcon Corp., 13.875% (PIK)                       11,327      $   14,725,100
--------------------------------------------------------------------------------
                                                                  $   14,725,100
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)


SECURITY                                         SHARES           VALUE
--------------------------------------------------------------------------------
WIRELESS COMMUNICATION SERVICES -- 2.4%
--------------------------------------------------------------------------------
Dobson Communications Corp., 12.25%
(PIK)                                                  3,351      $    2,999,145
Nextel Communications Corp., 13.0% (PIK)               8,875           8,919,375
Nextel Communications, Inc., 11.125%
(PIK)                                                  6,318           5,780,970
Rural Cellular Corp., 11.375% (PIK)                    7,682           6,145,600
Rural Cellular Corp., 12.25%                           5,099           4,079,200
--------------------------------------------------------------------------------
                                                                  $   27,924,290
--------------------------------------------------------------------------------
WIRELINE COMMUNICATION SERVICES -- 2.2%
--------------------------------------------------------------------------------
Broadwing Communications, Series B,
12.50% (PIK)                                           9,547      $    9,547,000
Global Crossing Holding Ltd., 10.5%
(PIK)                                                117,000          11,232,000
Global Crossing Holding Ltd., 6.75%                   20,700           4,230,565
Intermedia Communications, Inc., 7%(3)                36,250             743,125
Nextlink Communications, 14% (PIK)                       929              41,805
--------------------------------------------------------------------------------
                                                                  $   25,794,495
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
  (IDENTIFIED COST $121,360,938)                                  $  114,615,784
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 1.2%

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
General Electric Capital Corp., 6.65%,
11/1/00                                             $ 14,124      $   14,124,000
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
  (AT AMORTIZED COST, $14,124,000)                                $   14,124,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 96.5%
  (IDENTIFIED COST $1,337,018,231)                                $1,122,816,171
--------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES -- 3.5%
                                                                  $   40,989,896
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $1,163,806,067
--------------------------------------------------------------------------------

 (PIK) - Payment in kind.

 EUR - Euro Dollar

 GBP - British Pound

 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (2)  Defaulted security.
 (3)  Restricted security.
 (4)  Non-income producing security.
 (5) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2000
(EXPRESSED IN UNITED STATES DOLLARS)
ASSETS
--------------------------------------------------------
Investments, at value
   (identified cost, $1,337,018,231)      $1,122,816,171
Cash                                             117,965
Receivable for investments sold               16,484,793
Interest receivable                           32,762,306
Receivable for open forward foreign
   currency contracts                          1,365,370
Prepaid expenses                                  11,439
--------------------------------------------------------
TOTAL ASSETS                              $1,173,558,044
--------------------------------------------------------

LIABILITIES
--------------------------------------------------------
Payable for investments purchased         $    9,619,549
Payable to affiliate for Trustees' fees            2,258
Accrued expenses                                 130,170
--------------------------------------------------------
TOTAL LIABILITIES                         $    9,751,977
--------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $1,163,806,067
--------------------------------------------------------
SOURCES OF NET ASSETS
--------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $1,376,859,198
Net unrealized depreciation (computed on
   the basis of identified cost)            (213,053,131)
--------------------------------------------------------
TOTAL                                     $1,163,806,067
--------------------------------------------------------

STATEMENT OF OPERATIONS

                                          PERIOD ENDED            YEAR ENDED
(EXPRESSED IN UNITED STATES DOLLARS)      OCTOBER 31, 2000(1)     MARCH 31, 2000
-----------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------
Interest                                  $           77,510,657  $     111,585,707
Dividends                                              7,082,923         11,271,175
Miscellaneous                                          1,525,895          1,579,587
-----------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                   $           86,119,475  $     124,436,469
-----------------------------------------------------------------------------------

EXPENSES
-----------------------------------------------------------------------------------
Investment adviser fee                    $            4,416,424  $       6,676,593
Trustees fees and expenses                                17,520             32,571
Custodian fee                                            182,430            315,994
Legal and accounting services                             70,440            125,602
Amortization of organization expenses                         --                736
Miscellaneous                                             61,417             10,884
-----------------------------------------------------------------------------------
TOTAL EXPENSES                            $            4,748,231  $       7,162,380
-----------------------------------------------------------------------------------

NET INVESTMENT INCOME                     $           81,371,244  $     117,274,089
-----------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $          (46,454,100) $       9,220,755
   Foreign currency and forward foreign
      currency exchange
      contract transactions                            7,806,170          5,668,832
-----------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                  $          (38,647,930) $      14,889,587
-----------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)    $         (158,384,186) $     (53,816,671)
   Foreign currency and forward foreign
      currency exchange contracts                     (1,213,514)         2,362,443
-----------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $         (159,597,700) $     (51,454,228)
-----------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $         (198,245,630) $     (36,564,641)
-----------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $         (116,874,386) $      80,709,448
-----------------------------------------------------------------------------------

 (1)  For the seven months ended October 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

(EXPRESSED IN UNITED STATES DOLLARS)

                                   PERIOD ENDED            YEAR ENDED      YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS  OCTOBER 31, 2000(1)     MARCH 31, 2000  MARCH 31, 1999
-----------------------------------------------------------------------------------------
From operations --
   Net investment income               $   81,371,244      $  117,274,089  $   99,349,959
   Net realized gain (loss)               (38,647,930)         14,889,587     (13,513,235)
   Net change in unrealized
      appreciation (depreciation)        (159,597,700)        (51,454,228)    (53,977,702)
-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS              $ (116,874,386)     $   80,709,448  $   31,859,022
-----------------------------------------------------------------------------------------
Capital transactions --
   Contributions                       $  349,093,037      $  465,123,511  $  376,878,683
   Withdrawals                           (253,410,519)       (400,057,623)   (330,015,816)
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                $   95,682,518      $   65,065,888  $   46,862,867
-----------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                              $  (21,191,868)     $  145,775,336  $   78,721,889
-----------------------------------------------------------------------------------------

NET ASSETS
-----------------------------------------------------------------------------------------
At beginning of period                 $1,184,997,935      $1,039,222,599  $  960,500,710
-----------------------------------------------------------------------------------------
AT END OF PERIOD                       $1,163,806,067      $1,184,997,935  $1,039,222,599
-----------------------------------------------------------------------------------------

 (1)  For the seven months ended October 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2000

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                  PERIOD ENDED
                                  OCTOBER 31,                           YEAR ENDED MARCH 31,
                                  ------------    -----------------------------------------------------------------
                                    2000(1)          2000           1999          1998         1997         1996
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                              0.67%(2)       0.64%          0.65%        0.63%        0.67%        0.71%
   Net investment income                11.46%(2)      10.54%         10.23%        9.63%       10.02%       10.41%
Portfolio Turnover                         41%           113%           150%         137%          78%          88%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                 $1,163,806     $1,184,998     $1,039,223     $960,501     $706,711     $511,347
-------------------------------------------------------------------------------------------------------------------

 (1)  For the seven-month period ended October 31, 2000.
 (2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS

(EXPRESSED IN UNITED STATES DOLLARS)

1 SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------------------------
   High Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A INVESTMENT VALUATIONS -- Investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

 C INCOME TAXES -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

 D FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 F FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

 G USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expense during the reporting period. Actual results could differ from those estimates.

 H OTHER -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

2 INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
-----------------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the period from April 1, 2000 to October 31, 2000, the fee was equivalent to 0.62% (annualized) of the Portfolio's average daily net assets and amounted to $4,416,424. For the year ended March 31, 2000, the fee was equivalent to 0.60% of the Portfolio's average daily net assets and amounted to $6,676,593. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from April 1, 2000 to October 31, 2000, no significant amounts have been deferred.

3 INVESTMENTS
-----------------------------------------------------
   The Portfolio invests primarily in debt securities. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $665,793,918 and $492,469,628, respectively, for the period from April 1, 2000 to October 31, 2000.

4 LINE OF CREDIT
-----------------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period from April 1, 2000 to October 31, 2000.

5 FINANCIAL INSTRUMENTS
-----------------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2000 is as follows:

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                             SALES
    ----------------------------------------------------------------------------------------
                                                                              NET UNREALIZED
    SETTLEMENT                                             IN EXCHANGE FOR    APPRECIATION
    DATE(S)      DELIVER                                   (IN U.S. DOLLARS)  (DEPRECIATION)
    ----------------------------------------------------------------------------------------
     11/27/00    British Pound Sterling
                 1,684,966                                  $     2,447,952   $         (346)
     11/2/00-    Euro Dollar
      12/4/00    54,553,143                                      47,775,304        1,502,500
    ----------------------------------------------------------------------------------------
                                                            $    50,223,256   $    1,502,154
    ----------------------------------------------------------------------------------------

                                           PURCHASES
    ----------------------------------------------------------------------------------------
                                                                              NET UNREALIZED
    SETTLEMENT                                             DELIVER            APPRECIATION
    DATE(S)      IN EXCHANGE FOR                           (IN U.S. DOLLARS)  (DEPRECIATION)
    ----------------------------------------------------------------------------------------
     11/27/00    British Pound Sterling
                 165,281                                    $       239,715   $          442
     11/13/00    Euro Dollar
                 13,957,239                                      11,971,301         (137,226)
    ----------------------------------------------------------------------------------------
                                                            $    12,211,016   $     (136,784)
    ----------------------------------------------------------------------------------------

6 FEDERAL INCOME TAX BASIS OF INVESTMENTS
-----------------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2000 as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $1,340,497,185
    --------------------------------------------------------
    Gross unrealized appreciation             $   26,277,750
    Gross unrealized depreciation               (243,958,764)
    --------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $ (217,681,014)
    --------------------------------------------------------

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

7 RESTRICTED SECURITIES
-----------------------------------------------------
   At October 31, 2000, the Portfolio owned the following securities (representing 1.76% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                                              DATE OF
    DESCRIPTION                               ACQUISITION  SHARES/FACE   COST         FAIR VALUE
    ---------------------------------------------------------------------------------------------
    CORPORATE BONDS & NOTES
    ---------------------------------------------------------------------------------------------
    Roller Bearing Holdings Co., Sr. Disc.       8/01/97-
     Notes, 13.00%, (0% until 2002), 6/15/09    10/09/97     12,875,000  $11,142,480  $ 8,240,000
    Von Hoffman Press, Inc., Sr. Sub. Notes,     5/15/97-
     10.875%, 5/15/07                           11/04/98      5,095,000    5,106,900    4,610,975
    ---------------------------------------------------------------------------------------------
                                                                         $16,249,380  $12,850,975
    ---------------------------------------------------------------------------------------------
    COMMON STOCKS, WARRANTS AND RIGHTS
    ---------------------------------------------------------------------------------------------
    Asat Finance, Warrants                      10/20/00          6,350  $         0  $   511,175
                                                 9/09/99-
    Carrier1 International SA, Warrants          2/25/00         16,375    1,593,750    1,908,179
    Completel Europe NV, Common                  9/12/00        392,000            0    2,205,000
    Cybernet Internet Services                  10/20/99-
     International, Inc., Warrants              10/28/99          4,825      195,000       24,125
    Equinix, Inc., Warrants                      6/01/00          4,500            0      495,000
    GT Group Telecom, Warrants                   9/15/00         13,250            0      563,125
    Leap Wireless International, Warrants        7/12/00          5,875            0        2,938
    Merrill Corp., Warrants                      6/02/00          5,250            0            0
    Ono Finance PLC, Warrants                   10/12/99         10,870            0      760,900
    Ono Finance PLC, Warrants, Exp. 5/31/09     11/05/99          3,800            0      225,395
    Peninsula Gaming LLC, Convertible
     Preferred Membership Interests              7/08/99         25,351            0      152,107
    PF.Net Communications, Warrants              7/21/00          7,800            0            0
    UIH Australia/Pacific, Inc., Warrants        3/05/98          3,600            0        6,710
    ---------------------------------------------------------------------------------------------
                                                                         $ 1,788,750  $ 6,854,654
    ---------------------------------------------------------------------------------------------
    PREFERRED STOCKS
    ---------------------------------------------------------------------------------------------
    Intermedia Communications, Inc., 7%         10/24/97         36,250  $   906,250  $   743,125
    ---------------------------------------------------------------------------------------------
                                                                         $18,944,380  $20,448,754
    ---------------------------------------------------------------------------------------------

8 FISCAL YEAR END CHANGE
-----------------------------------------------------
   Effective April 1, 2000, the Portfolio changed its fiscal year-end to October 31.

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2000

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF HIGH INCOME PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Income Portfolio (the Portfolio) as of October 31, 2000, and the related statement of operations for the period from April 1, 2000 to October 31, 2000 and for the year ended March 31, 2000, the statements of changes in net assets for the period from April 1, 2000 to October 31, 2000 and for the years ended March 31, 2000 and 1999 and the supplementary data for the period from April 1, 2000 to October 31, 2000 and for each of the years in the five-year period ended March 31, 2000 (all expressed in United States dollars). These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the High Income Portfolio at October 31, 2000, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 8, 2000

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2000

INVESTMENT MANAGEMENT

EATON VANCE HIGH INCOME FUND

OFFICERS

James B. Hawkes
President and Trustee

Willam H. Ahern, Jr.
Vice President

Thomas J. Fetter
Vice President

Armin J. Lang
Vice President

Michael R. Mach
Vice President

Robert B. MacIntosh
Vice President

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

TRUSTEES

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

HIGH INCOME PORTFOLIO

OFFICERS

James B. Hawkes
President and Trustee

Thomas P. Huggins
Vice President and
Co-Portfolio Manager

Michael W. Weilheimer
Vice President and
Co-Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

TRUSTEES

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER OF HIGH INCOME PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE HIGH INCOME FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02904-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

EATON VANCE HIGH INCOME FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

--------------------------------------------------------------------------------
THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS SALES CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
--------------------------------------------------------------------------------

                                                                          HISRC
446-12/00